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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                            -------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of Earliest Event Reported)               April 1, 1996
                                                           ---------------------



                                 TELEDYNE, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                  1-5212                   95-2282626
- ---------------------------     -------------     ------------------------------
(State or other jurisdiction (Commission File No.)       (I.R.S. Employer
   of incorporation)                                    Identification No.)


                             2049 Century Park East
                     Los Angeles, California  90067-6046
- --------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:              (310) 277-3311
                                                            --------------------



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Item 5.   OTHER EVENTS.

     On April 1, 1996, a Delaware corporation to be renamed Allegheny Teledyne Incorporated (originally named XYZ/Power, Inc.) ("ATI"), Teledyne, Inc., a Delaware corporation ("TI"), and Allegheny Ludlum Corporation, a Pennsylvania corporation ("ALC"), entered into an Agreement and Plan of Merger and Combination (the "Combination Agreement"). Pursuant to the Combination Agreement and subject to the terms and conditions set forth therein, separate wholly-owned subsidiaries of ATI will be formed and will merge into each of TI and ALC, whereupon each of TI and ALC will become wholly-owned subsidiaries of ATI (the "Combination"). At the Effective Time (as defined in the Combination Agreement) of the Combination, each issued and outstanding share of the Common Stock, par value $1.00 per share, of TI ("TI Common Stock") will be converted into the right to receive 1.925 shares of the Common Stock, par value $.10 per share, of ATI ("ATI Common Stock"), and each issued and outstanding share of the Common Stock, par value $.10 per share, of ALC ("ALC Common Stock") will be converted into the right to receive one share of ATI Common Stock.

     In connection with the Combination Agreement, Henry E. Singleton, George A. Roberts (together with his wife) and Fayez Sarofim, each a director of TI, and William P. Rutledge, Chairman of the Board and Chief Executive Officer and a director of TI, and Donald B. Rice, President and Chief Operating Officer and a director of TI, who own or have the exclusive right to vote an aggregate of 8,738,010 shares of TI Common Stock, each entered into an agreement (a "Stockholder Agreement") with ALC pursuant to which each of them agreed to vote all of his shares of TI Common Stock in favor of the transactions contemplated by the Combination Agreement. In addition, and in connection with the Combination Agreement, Richard P. Simmons, Chairman of the Board and a director of ALC, Robert P. Bozzone, Vice Chairman of the Board and a director of ALC, Arthur H. Aronson, President and Chief Executive Officer of ALC, and Charles J. Queenan, Jr., a director of ALC, who own or have the exclusive right to vote an aggregate of 22,252,797 shares of ALC Common Stock, each entered into an agreement (a "Shareholder Agreement") with TI pursuant to which each of them agreed to vote all of his shares of ALC Common Stock in favor of the transactions contemplated by the Combination Agreement.

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     Copies of the Combination Agreement and the respective forms of Stockholder
Agreement and Shareholder Agreement are filed herewith as Exhibits 2.1, 99.1 and 99.2, respectively. The foregoing descriptions are qualified in their entirety by reference to the full text of such Exhibits.

Item 7.   FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

     2.1 Agreement and Plan of Merger and Combination, dated as of April 1, 1996, among XYZ/Power, Inc. (to be renamed Allegheny Teledyne Incorporated), Allegheny Ludlum Corporation and Teledyne, Inc.

     99.1 Form of Shareholder Agreement, dated as of April 1, 1996, between Teledyne, Inc. and each of Messrs. Richard P. Simmons, Robert P. Bozzone, Arthur H. Aronson and Charles J. Queenan, Jr.

     99.2 Form of Stockholder Agreement, dated as of April 1, 1996, between Allegheny Ludlum Corporation and each of Messrs. Henry E. Singleton, George A. Roberts (together with his wife), Fayez Sarofim, William
            P. Rutledge and Donald B. Rice

     99.3   Press Release dated April 1, 1996

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TELEDYNE, INC.



                                           By:  /s/ Judith R. Nelson
                                                ---------------------------
                                                Judith R. Nelson
                                                General Counsel and
                                                Corporate Secretary



Date:  April 3, 1996

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                                  EXHIBIT INDEX


Exhibit        Description                                Page
- -------        -----------                                ----

  2.1          Agreement and Plan of Merger and
               Combination, dated as of April 1, 1996,
               among XYZ/Power, Inc. (to be renamed
               Allegheny Teledyne Incorporated),
               Allegheny Ludlum Corporation and
               Teledyne, Inc.

  99.1         Form of Shareholder Agreement, dated as
               of April 1, 1996, between Teledyne, Inc.
               and each of Messrs. Richard P. Simmons,
               Robert P. Bozzone, Arthur H. Aronson
               and Charles J. Queenan, Jr.

  99.2         Form of Stockholder Agreement, dated as
               of April 1, 1996, between Allegheny Ludlum
               Corporation and each of Messrs. Henry E.
               Singleton, George A. Roberts (together
               with his wife), Fayez Sarofim, William P.
               Rutledge and Donald B. Rice

  99.3         Press Release dated April 1, 1996